UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
January 16, 2008
(Date of earliest event reported)
Volcom, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51382 (Commission File Number)	33-0466919 (IRS Employer Identification No.)
1740 Monrovia Avenue
Costa Mesa, California 92627
(Address of principal executive offices) (Zip Code)
(949) 646-2175
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.
     On January 16, 2008, Volcom, Inc. (the “Company”) issued a press release announcing preliminary results for the fourth quarter and full year ended December 31, 2007. The Company also provided an update to its financial outlook for the full year of 2008. The Company will be discussing these preliminary results and updated forecasts during its January 16, 2008 presentation at the 10th Annual ICR XChange Conference (the “ICR Conference”) at 3:55 p.m. PST at the St. Regis Monarch Beach Resort in Dana Point, California. The presentation is open to all interested parties through a live audio Webcast accessible on the investor relations section of Volcom’s Web site, www.volcom.com/investorrelations/, where it will be archived and available for 30 days following the presentation.
     The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this item 2.02.
Item 7.01 Regulation FD Disclosure.
     At the ICR Conference, senior management will be using a slide presentation to provide an update on the Company. A copy of the slide presentation to be referenced by management during the ICR Conference is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
     The information in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a fling.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:
99.1	Press Release issued by Volcom, Inc. on January 16, 2008.
     The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:
99.2	10th Annual ICR XChange Conference Presentation Slides.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2008	By:	/s/ S. Hoby Darling
S. Hoby Darling
Vice President of Strategic Development, General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Volcom, Inc. on January 16, 2008.

99.2	10th Annual ICR XChange Conference Presentation Slides.